July 2024 1 Investor Presentation

Forward-Looking Statements Cautionary Statement on Forward-looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. This presentation includes forward-looking statements that reflect our current expectations, projections and goals relating to our future results, performance and prospects. Forward-looking statements include all statements that are not historical in nature and are not current facts, including our preliminary estimated financial information for Q2 2024. When used in this presentation, the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “might,” “should,” “could,” “will” or the negative of these terms or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events with respect to, among other things: our operating cash flows; the availability of capital and our liquidity; our ability to renew and refinance our debt; our future revenue, income and operating performance; our ability to sustain and improve our utilization, revenue and margins; our ability to maintain acceptable pricing for our services; future capital expenditures; our ability to finance equipment, working capital and capital expenditures; our ability to execute our long- term growth strategy and to integrate our acquisitions; our ability to successfully develop our research and technology capabilities and implement technological developments and enhancements; and the timing and success of strategic initiatives and special projects. The Company’s actual experience and results may differ materially from the experience and results anticipated in such statements. Forward-looking statements are not assurances of future performance and actual results could differ materially from our historical experience and our present expectations or projections. Although we believe the expectations and assumptions reflected in these forward- looking statements are reasonable as and when made, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all). Our forward-looking statements involve significant risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Known material factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, risks associated with the following: a decline in demand for our services, declining commodity prices, overcapacity and other competitive factors affecting our industry; the cyclical nature and volatility of the oil and gas industry, which impacts the level of exploration, production and development activity and spending patterns by oil and natural gas exploration and production companies; a decline in, or substantial volatility of, crude oil and gas commodity prices, which generally leads to decreased spending by our customers and negatively impacts drilling, completion and production activity; inflation; increases in interest rates; the ongoing conflict in Ukraine and its continuing effects on global trade; the on-going conflict in Israel; supply chain issues; and other risks and uncertainties listed in our filings with the U.S. Securities and Exchange Commission, including our Current Reports on Form 8-K that we file from time to time, Quarterly Reports on Form 10-Q and Annual Report on Form 10-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except as required by law. Information Regarding Preliminary Results The preliminary estimated financial information contained in this presentation reflects management’s estimates based solely upon information available to it as of the date of this presentation and is not a comprehensive statement of the Company's financial results for the three months ended June 30, 2024. The information presented herein should not be considered a substitute for full unaudited financial statements for the three months ended June 30, 2024 and should not be regarded as a representation by the Company or its management as to its actual financial results for the three months ended June 30, 2024. The preliminary estimated financial results described above constitute forward-looking statements. The preliminary estimated financial information presented herein is subject to change, and the Company’s actual financial results may differ from such preliminary estimates and such differences could be material. Accordingly, you should not place undue reliance upon these preliminary estimates. In this presentation, "Q2E'24" and "Q2E 2024" refer to the midpoint of our preliminary Q2 2024 estimated financial results. See slides 24 and 25 for further information. Additional information is available from KLX at its website, www.klx.com. KLX Energy Services 2

KLX Energy Services 3 Disclaimer on Non-GAAP Financial Measures This presentation includes adjusted EBITDA, adjusted EBITDA margin, levered free cash flow, net debt and net leverage ratio measures. Each of the metrics are “non-GAAP financial measures” as defined in Regulation G of the Securities Exchange Act of 1934. Adjusted EBITDA is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies. Adjusted EBITDA is not a measure of net earnings or cash flows as determined by GAAP. We define adjusted EBITDA as net earnings (loss) before interest, taxes, depreciation and amortization, further adjusted for (i) goodwill and/or long-lived asset impairment charges, (ii) stock-based compensation expense, (iii) restructuring charges, (iv) transaction and integration costs related to acquisitions, and (v) other expenses or charges to exclude certain items that we believe are not reflective of the ongoing performance of our business. Adjusted EBITDA is used to calculate the Company’s leverage ratio, consistent with the terms of the Company’s ABL Facility. We believe adjusted EBITDA is useful because it allows us to supplement the GAAP measures in order to more effectively evaluate our operating performance and compare the results of our operations from period to period without regard to our financing methods or capital structure. We exclude the items listed above in arriving at adjusted EBITDA because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, net income as determined in accordance with GAAP, or as an indicator of our operating performance or liquidity. Certain items excluded from adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of adjusted EBITDA. Our computations of adjusted EBITDA may not be comparable to other similarly titled measures of other companies. Adjusted EBITDA margin is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies. Adjusted EBITDA margin is not a measure of net earnings or cash flows as determined by GAAP. Adjusted EBITDA margin is defined as the quotient of adjusted EBITDA and total revenue. We believe adjusted EBITDA margin is useful because it allows us to more effectively evaluate our operating performance and compare the results of our operations from period to period without regard to our financing methods or capital structure, as a percentage of revenues. We define levered free cash flow as net cash provided by operating activities less capital expenditures and proceeds from sale of property and equipment. Our management uses levered free cash flow to assess the Company’s liquidity and ability to repay maturing debt, fund operations and make additional investments. We believe that levered free cash flow provides useful information to investors because it is an important indicator of the Company’s liquidity, including its ability to reduce net debt, make strategic investments and repurchase stock. We define net debt as total debt less cash and cash equivalents. We believe that net debt provides useful information to investors because it is an important indicator of the Company’s indebtedness. We define net leverage ratio as net debt divided by Adjusted EBITDA over the last twelve months for LTM and as net debt divided by Q2 Adjusted EBITDA multiplied by four for Q2E Annualized, LQA or runrate. We believe that net leverage ratio provides useful information to investors because it is an important indicator of the Company’s indebtedness in relation to its operating performance. Results of KLX Energy Services Holdings, Inc. (the "Company", “KLXE”, "KLX", "KLX Energy Services", “we”, “us” or “our”) for the periods Q1’19 through Q1’20 are presented on a pre-merger combined basis, which is the sum of the Company and Quintana Energy Services, Inc. (“QES”) results as disclosed for the given period, without any pro forma adjustments. Note that legacy QES fiscal year ended on December 31 and legacy KLXE fiscal year ended on January 31, which continued for KLXE until the Company changed its fiscal year-end from January 31 to December 31, effective beginning with the year ended December 31, 2021.

4 NEXT LEVEL READINESS KLX Energy Services is a leading U.S. onshore provider of value-added, technologically-differentiated oilfield services focused on completion, intervention and production activities for the most technically demanding wells. NASDAQ KLXE Headquartered in Houston, TX Employees ~1,850 LTM Revenue $770MM LTM Net Loss $33MM LTM Adjusted EBITDA $98MM Results are midpoint of Q2E 2024 LTM expected results and headcount is as of June 30,2024; LTM Adjusted EBITDA is a non-GAAP measure. For a reconciliation to the comparable GAAP measure, see Appendix.

5 COMPANY OVERVIEW

KLX Energy Services

KLX Energy Services at a glance

COMPANY OVERVIEW

- Leading U.S. onshore provider of technologically-differentiated, mission critical services for the full life-cycle of technically demanding wells across major US oil and gas basins
- ~1,850 total team members, including a deeply experienced ops leadership team with an average of 30+ years of industry experience and 10+ years with KLX
- 38 patents supporting proprietary products and services
- Vertical integration with in-house machining and R&D
- Long-standing relationships with blue-chip customer base
- Platform created through combination of organic and inorganic growth and well positioned to continue to grow via both

COMPANY HIGHLIGHTS

Market valuation: ($mm)		**KLXE**
Equity market cap		**$107**
Enterprise value		**$362**
Multiples:	**Metrics**	
EV / LTME revenue	$770	0.5x
EV / LTME Adj. EBITDA[1,3]	$98	3.7x
EV / LQAE Adj. EBITDA[1,3]	$102	3.5x
Credit metrics:		
Net debt / LTME Adj. EBITDA[1,3]		2.0x
Net debt / LQAE Adj. EBTIDA[1,3]		1.9x
S&P / Moody's ratings		CCC+ / Caa1
Number of employees[2]:		~1,850

DIVERSIFIED BUSINESS MODEL


Northeast / Mid-Con
27%
Rockies
34%
Southwest
39%

Q2E'24 Revenue by Segment[3]	
Rockies	$61
Southwest	$70
Northeast / Mid-Con	$49
Total revenue	**$180**

DIVERSIFIED PRODUCT OFFERING

Drilling (16% revenue[3])	▪ 110 measurement-while-drilling kits ▪ Over 400 latest gen mud motors ▪ Leading team of Directional Drillers and MWD techs
Completion (46% revenue[3])	▪ 23 modern, large-diameter Coiled Tubing Units ▪ 60+ Wireline Units (split with Production) ▪ 120+ Frac Trees and 50 Guardian Isolation Tools ▪ 490+ accommodation trailers (split with Drilling) ▪ 4 frac spreads (2 staffed and operating) ▪ Suite of proprietary tools & consumables
Production & Intervention (38% revenue[3])	▪ Leading fleet of fishing and rentals tools ▪ 16 small diameter (2" or less) Coiled Tubing Units ▪ 30+ rig-assisted Snubbing Units ▪ Downhole production services

As of Q2E 2024. Company disclosure. FactSet as of July 17, 2024. Facility listing and product offering detail include facilities and tools acquired via the March 8, 2023 acquisition of Greene's Energy Group, LLC ("Greene's").
[1] Adjusted EBITDA is a non-GAAP measure. For a reconciliation to the comparable GAAP measure, see Appendix. [2] Employee count as of June 30, 2024. [3] Based on preliminary midpoint of estimates for revenue.

6

7 ▪ Provide market leading onsite job execution and safety ▪ Drive margin enhancing utilization ▪ Focus on pricing and cost structure to drive margins ▪ Expand share of wallet with top customers ▪ Continue to de-lever through a combination of EBITDA growth, free cash flow generation, debt reduction and consolidation ▪ Opportunistically pursuing refinancing of 2025 debt maturities in 2024 ▪ Expand integrated suite of proprietary technology and products ▪ Expand certain product service lines ("PSLs") geographically ▪ Continue to redeploy and expand our asset base in certain PSLs as returns warrant ▪ Believe KLX is the partner of choice for consolidation ▪ Maximize long-term shareholder value via synergistic consolidation ▪ Greene’s acquisition is a blue- print by which KLX can structure win-win transactions, providing a conduit to liquidity for exceptional private oil service businesses Operational Excellence Augment Balance Sheet Strength Technology & Organic Growth Consolidation KLX Energy Services Strategic Focus

▪ Strong management team with proven operational track record and deep M&A experience ▪ Retention of key employees ▪ Strong Board and corporate governance ▪ Premier provider of drilling, completion, production and intervention solutions with a returns-driven strategy ▪ Minimal customer overlap with significant cross-sell potential ▪ Positioned to participate in further industry consolidation KLX Energy Services 8 Strategic Fit People Efficiencies and Synergies Valuation and Structure ▪ Consolidated 24 facilities with overlapping geographic coverage and service offerings ▪ Eliminated duplicate management positions to reduce SG&A ▪ “Shared Services” consolidation and optimization ▪ Over $50MM of annual, recurring cost synergies (reduced SG&A as a % of revenue from 21% in Q4 2019 (standalone KLX) to 11% in Q2 2024E) ▪ Approximately $27MM in sale of obsolete assets since closing (through Q2 2024E) ▪ Aligned across common systems, processes and procedures ▪ 100% equity financed, merger of equals ▪ Created platform that generated over $1.0B of revenue and $148MM of Adj EBITDA on a pro forma 2019 basis, including $50MM of cost synergies ▪ Deleveraging and credit-enhancing to KLX KLX / QES Merger Integration Success

9 Recent Acquisition Case Study In March 2023, KLX and Greene’s formed a strong partnership based on a common culture focused on safety, execution, customer service and returns. The combined company is a leading provider of wellhead protection, flowback and well testing services. The acquisition of Greene’s augmented the KLX frac rental and flowback offerings, providing KLX with a broader presence in the Permian and Eagle Ford basins. 2022 Adjusted EBITDA $15MM 2022 Revenue $69MM All Stock Transaction 2.4MM Shares Enterprise Value $30MM 2022 Net Income $5MM Fixed Cost Synergies $3MM Figures shown on this page are with respect to Greene’s

Performance culture KPI tracking / data-driven decision making Veteran operators Technical expertise Alignment of incentives KLX Energy Services 10 Rigorous maintenance program Minimize downtime Comprehensive suite of equipment and tool sizes across all PSLs Employees value safe, professional field operations Strong interdependent safety culture and track record of strong safety metrics afford KLX the opportunity to work for the largest operators A Transformed KLX Long-term relationships with blue-chip customers Strong visibility into drilling and completion programs Significant operating leverage Return on capital focus People Performance Asset Integrity Safety Customer Focus Profitability

11 CREDIT OVERVIEW

KLX Energy Services 12 Key Investment Highlights Attractive underlying fundamentals drive strong financial performance with conservative capital structure1 Strong footprint in key energy producing basins 2 Differentiated services and market position generate superior profit margins and accelerate financial performance3 Customer service focus and safety culture lead to deeply entrenched relationships with blue-chip customers4 Executive management team with proven track record of building industry leading businesses and consolidating the sector5 Conservative balance sheet and low leverage with ample liquidity profile6

Source: 1 Enverus, Baker Hughes, Equity Research; 2 Spears & Associates Oilfield Market Report; 3 Wood Mackenzie; 4 Enverus; Based on announcement date; Includes announced deals that have either closed or not yet been terminated; Excludes JV, royalty and VPP transactions and those < $20mm; Asset deals include property and acreage transactions. 2024 YTD shown as of July 17, 2024. 13 KLX Energy Services Macro Overview1 AVERAGE US RIG COUNT1 US ONSHORE WELL SERVICES SPENDING ($MM)2 435 475 721 687 637 2020 2021 2022 2023 2024E $2,756 $3,010 $4,022 $4,439 $4,845 2020 2021 2022 2023 2024E With a strong outlook on rig count and services spending, we believe KLX is well positioned to take advantage of market opportunities. US LNG EXPORT CAPACITY3 7 18 26 44 72 80 90 94 94 107 132 144 162 202 292 US E&P TRANSACTION VOLUME OVER TIME ($BN)4 $48 $39 $44 $21 $6 $27 $28 $24 $38 $23 $30 $43 $124 $45 $38 $15 $165 $48 $70 $69 $86 $145 $51 $65 $43 $188 $86 2016 2017 2018 2019 2020 2021 2022 2023 2024 YTDE Asset CorporateLNG Export Capacity (mmtpa)

KLX Energy Services 14 Areas of Operation2 Revenue contribution based on Q2E 2024 expected results. Facility listing and product offering detail include facilities and tools acquired via the March 8, 2023 Greene’s acquisition. 1 Gas contribution includes Haynesville and Marcellus activity as primary dry gas exposure Headquarters Technology Center Southwest Operation Facilities Rockies Operation Facilities Northeast / Mid-Con Operation Facilities Rockies 34% Northeast/Mid-Con 27% Southwest 39% YTD 2024E REVENUE SPLIT BY COMMODITY1 Oil 85% Natural Gas 15%

KLX Energy Services 15 Diversified & Complementary Product Service Offering ▪ Diversified product service offering positions KLX to capture a larger percentage of customer spending across the lifecycle ▪ Refocused product service offering across core geographies to improve scale, utilization and returns 3 API certified BOPs, pressure control equipment, tubulars, torque and testing and pipe handling 1 1 Based on midpoint of revenue range 18% 18%

▪ Wide range of well construction equipment spanning a variety of sizes and configurations ❑ HPHT float equipment ❑ Latch-in plugs and wiper plugs ❑ Centralizers ❑ 2-stage cement tools and annular casing packers ❑ Liner hanger systems ▪ Proprietary MWD tool design and packaging ▪ Proprietary surface system ▪ SHRIMPTM – Slim High-Res Inertial Measurement Probe ▪ Mud Motor – proprietary lower end and in-house manufacturing ▪ Fleet of open-hole fishing tools KLX Energy Services 16 Directional Drilling Well Construction Completions Production ▪ Composite and PhantM dissolvable frac plugs ▪ Retrievable packers and bridge plugs ▪ Proprietary Oracle SRT Extended Reach Tool (“ERT”) (Two patents pending) ▪ Proprietary and patented PDC bearing mud motor ▪ Suite of Whisper Series electric Wireline, Snubbing and Coiled Tubing equipment ▪ Production packers ▪ Packer tubing accessories ▪ Complete suite of cast iron products, including CICR and CIBP ▪ Service tools for remedial and workover, including squeeze, cement, swab testing, etc. ▪ Comprehensive suite of proprietary fishing tools Technological Differentiation Drives Operational Efficiencies3

KLX Energy Services

3

CONTINUOUS ADVANCEMENT IN RESEARCH & DEVELOPMENT

- R&D facility in Houston supports continuous technology development
- 8 dedicated engineers supporting the R&D effort across the organization

VISION Suite
Downhole Tools

PhantM Dissolvable Plug

- Top ball and bottom set design with zero presets
- Tested and qualified up to 10,000psi and 350°F
- Available in both Saltwater Alloy and Fresh Water Alloy
- 100% traceability and QA/QC throughout manufacturing
- 4.5", 5.5" and 6.0" designs
- 100% USA designed and manufactured



OracIE Smart Reach Tool

- Two Patent Pending High performance ERT's
- Addressable tool with on/off toggle
- Downlinking capability with infinitely adjustable frequency
- Data memory logging
- Higher Volume / Lower Circulation Pressure
- Enhanced safety and ESG benefits



17

18 KLX Energy Services KLX – The Choice of Top Operators Revenue driven by top 10 customers in YTD 2024 Significant leverage to the most active operators and industry consolidators in the United States ~680 48% Unique customers serviced in 2023 with no one customer accounting for more than 10% of 2023 revenue 4 90% of 2023 Top 10 Customers were Top 20 operators by rig count as of December 2023. YTD 2024 results include Q2E 2024 expected results.

Source: Company & Baker Hughes. Note that the Company changed its fiscal year-end from January 31 to December 31, effective beginning with the year ended December 31, 2021. As such, quarterly data for Q1’21 includes results for three months ended April 30, 2021, and quarterly data for Q2’21 includes results for three months ended July 31, 2021. We have presented Q3’21 on a pro forma basis as three months ended September 30, 2021, and we have presented Q4’21 on a pro forma basis as three months ended December 31, 2021. Q2 ’24 revenue per rig represents the range of revenue for Q2E 2024 as provided on 7/16/2024. 4 Steadily Gaining Market Share US Land Rig Count and KLX Quarterly Revenue per Rig Count Q4 2023 Q2E 2024 Q2E 2024 average rig count

KLX Energy Services 20 Deeply Experienced Leadership Team Chris Baker CEO 25+ years of industry experience Co-founded and COO of QES Managing Director – Oilfield Services for Quintana Energy Partners Citigroup Global Markets Inc. BS in Mechanical Engineering from Louisiana State University MBA from Rice University Keefer Lehner CFO 17+ years of industry experience Co-founded and served as CFO of QES Vice President of Quintana Energy Partners Simmons & Company’s investment banking group BSBA from Villanova University Max Bouthillette CCO & GC 30+ years of industry experience Served as QES executive VP, General Counsel and CCO since IPO Previously served in executive and leadership roles with Archer, BJ and SLB BBA in Accounting from Texas A&M JD from the University of Houston John Horgan VP, Ops 30+ years of industry experience Previously led Archer North America’s completions business US and International leadership roles over 20+ years with Halliburton BS from University of Texas 5

21 Enhanced Capitalization & Leverage Profile As of Q2E 2024. Company disclosure. Replacement value, also current replacement cost, defined as the amount that would be required currently to replace the service capacity of an asset, per FASB ASC 820. Analysis performed pursuant to ASC 805 by Third Party Expert as of July 2024; 1 Midpoint of range. Maturity 2025 6 Cash $87MM Liquidity $126MM Net Debt $198MM Q2E’24 Annualized Net Leverage Ratio 1.9x1 Replacement Value of Assets $1.1bn Nov. 025

KLX Energy Services 22 KLX Financial Policy6 Liquidity Leverage and dividend policy Investment / M&A Strategy ▪ Strong liquidity and cash flow generation with moderate capex requirements sets the stage for opportunistic net debt reduction going forward ▪ With Q2E 2024 liquidity of approximately $126MM inclusive of $87MM in cash ▪ Conservative net leverage1 profile of <~2.0x with a heavy cash balance positions KLX well to weather possible headwinds ▪ No current intention to pay dividends or repurchase stock in the near-term, ensuring the business has a flexible financial future ▪ Two major M&A transactions in the last four years (KLX/QES merger and Greene’s acquisition) showing an active yet disciplined approach to inorganic growth ▪ Opportunistic strategy that focuses on strategic fit, financial returns and culture ▪ Continue to pursue equity-oriented M&A ▪ Historically operated with $50MM ATM program 1 Net debt and net leverage ratio are non-GAAP measures. For a reconciliation to the comparable GAAP measures, see Appendix.

23 FINANCIAL OVERVIEW

KLX Energy Services 24 Q2E 2024 Summary Q2E’24 is an estimate and subject to change. Assumes mid point of estimated range. ▪ $180MM of Revenue increased 3% sequentially, despite 3% decline in average count over the same period ▪ Enacted approximately $16 million of annualized cost reductions in the second quarter of 2024 primarily related to operational streamlining initiatives, insurance and professional fees ▪ Adjusted EBITDA increased 113% sequentially to $26MM ▪ 14% Adjusted EBITDA Margin, more than doubled from 7% in Q1 2024 ▪ The sequential improvement in Adjusted EBITDA and Adjusted EBITDA Margin was driven by a non-recurrence of first quarter 2024 transitory issues, cost structure optimization initiatives, improved crew/asset utilization, seasonally- reduced payroll tax exposure, and a shift in revenue mix towards higher margin segments (Rockies) and product services lines (Rentals and Tech Services), particularly within the Rockies and Southwest segments ▪ Cash of $87MM, increased $2MM sequentially ▪ Net Debt of $198MM, reduced 1% sequentially ▪ Continue to be conservatively capitalized with runrate and LTM net leverage ratios of 1.9x and 2.0x, respectively

$202 $194 $172 $200 $198 1.3x 1.3x 1.3x 1.8x 2.0x 0.0x 1.0x 2.0x 3.0x 4.0x $0 $50 $100 $150 $200 $250 Q2'23 Q3'23 Q4'23 Q1'24 Q2E'24 Net debt LTM net leverage ratio $17 $23 $13 $5 $15 $12 $9 $7 $18 $12 $11 $10 ($10) ($10) ($9) ($10) $40 $37 $23 $12 $26 Q2'23 Q3'23 Q4'23 Q1'24 Q2E'24 Rockies Southwest Northeast / Mid-Con Corporate & Other KLX Energy Services 25 KLX Financial Summary REVENUE ($MM) LEVERED FREE CASH FLOW2 ($MM) ADJUSTED EBITDA2 ($MM) NET DEBT & LTM NET LEVERAGE RATIO2 Note: KLX’s acquisition of Greene’s closed in March 2023 and the 2022 Greene’s EBITDA was $14.7mm; 1 Preliminary Q2 2024 financial results assuming midpoint of estimates; 2 Adjusted EBITDA, EBITDA margin, levered free cash flow and net leverage ratio are non-GAAP measures. For a reconciliation to the comparable GAAP measures, see Appendix; 3 Shown as the midpoint of the range. $47 $13 $29 ($21) $8 3 Q2'23 Q3'23 Q4'23 Q1'24 Q2E'24 17% 7%17% 12% $67 $77 $60 $46 $61 $86 $78 $67 $69 $70 $81 $66 $67 $60 $49 $234 $221 $194 $175 $180 Q2'23 Q3'23 Q4'23 Q1'24 Q2E'24 Rockies Southwest Northeast / Mid-Con Adjusted EBITDA margin2 1 1 14% 1 1

KLX Energy Services 26 Enhanced Capitalization & Leverage Profile HIGHLIGHTS CURRENT CAPITALIZATION As of Q2E 2024 Company disclosure. FactSet as of July 17, 2024. 1 Preliminary Q2 2024 financial results assuming midpoint of estimates. 2Adjusted EBITDA and net leverage ratio are non-GAAP measures. For a reconciliation to the comparable GAAP measure, see Appendix. ▪ Prudent net leverage ratio and leverage management since emerging from COVID1 ▪ Net Debt / Q2E’24 LTM Adjusted EBITDA is moderate at ~2.0x ▪ ABL facility has ample liquidity for growth and working capital ▪ Strong liquidity profile of $126mm consisting of $39mm of availability under our ABL facility as of the May 2024 Borrowing Base Certificate and $87mm of cash as of 6/30/24E As of 6/30/2024E ($mm) % Cap xEBITDA Cash and cash equivalents $87 $120mm ABL due ’25 50 13% Senior Sec. Notes due ’25 235 60% Total debt $285 73% 2.9x Net debt $198 51% 2.0x Market equity value as of 7/17/24 $107 27% Total capitalization $392 100% Q2E’24 LTM Adjusted EBITDA1 $98 Liquidity summary Net available borrowing capacity 39 Cash 87 Liquidity $126

27 Corporate Headquarters 3040 POST OAK BLVD 15th Floor Houston, TX 77056 Investor Relations Keefer M. Lehner, EVP & CFO (832) 930-8066 IR@klxenergy.com

Appendix 28

KLX Energy Services 29 Reconciliation of Consolidated Net (Loss) Income to Adjusted EBITDA (Loss) *Previously announced quarterly numbers may not sum to the year-end total due to rounding. (1) Quarterly cost of sales includes $2.1 million of lease expense associated with five coiled tubing unit leases. (2) The Company’s results for the periods Q1’19 through Q1’20 are presented on a pre-merger combined basis, which is the sum of KLX Energy Services Holdings, Inc. (“KLXE”) and Quintana Energy Services, Inc. (“QES”) results as disclosed for the given period, without any pro forma adjustments. Note that legacy QES fiscal year ended on December 31 and legacy KLXE fiscal year ended on January 31, which continued for KLXE until the Company changed its fiscal year-end from January 31 to December 31, effective beginning with the year ended December 31, 2021. As a result, our pre-merger combined quarterly data for Q1’19 includes legacy KLXE for three months ended April 30, 2019 and legacy QES for three months ended March 31, 2019, for Q2’19 includes legacy KLXE for three months ended July 31, 2019 and legacy QES for three months ended June 30, 2019, for Q3’19 includes legacy KLXE for three months ended October 31, 2019 and legacy QES for three months ended September 30, 2019, for Q4’19 includes legacy KLXE for three months ended January 31, 2020 and legacy QES for three months ended December 31, 2019, and for Q1’20 includes legacy KLXE for three months ended April 30, 2020 and legacy QES for three months ended March 31, 2020. Furthermore, note that we have presented Q2’20 on a pro forma basis as the results of legacy KLXE and legacy QES assuming the Merger had occurred on February 1, 2020. Pre-merger periods exclude the value of deal synergies. (3) We have presented Q3’21 on a pro forma basis as three months ended September 30, 2021, and we have presented Q4’21 on a pro forma basis as three months ended December 31, 2021. (4) The one-time costs during the second quarter of 2024 relate to professional services and impairment and other charges. (dollar amounts in millions)

KLX Energy Services 30 Consolidated Net (Loss) Income Margin and Consolidated Adjusted EBITDA Margin Reconciliations (dollar amounts in millions)

KLX Energy Services 31 Reconciliation of Segment Operating (Loss) Income to Adjusted EBITDA (1) One-time costs are defined in the Reconciliation of Consolidated Net Loss to Adjusted EBITDA (loss) table above. For purposes of segment reconciliation, one-time costs also includes impairment and other charges. (dollar amounts in millions)

KLX Energy Services 32 Segment Operating Income (Loss) Margin Reconciliation (dollar amounts in millions)

KLX Energy Services 33 Segment Adjusted EBITDA Margin Reconciliation (dollar amounts in millions)

KLX Energy Services 34 Adjusted SG&A Margin Reconciliation (dollar amounts in millions)

KLX Energy Services 35 Free Cash Flow Reconciliation (dollar amounts in millions)

KLX Energy Services 36 Net Debt and Net Leverage Ratio Reconciliations (dollar amounts in millions)